SUPPLEMENT DATED FEBRUARY 1, 2007
to PROSPECTUS and
STATEMENT of ADDITIONAL INFORMATION ("SAI") of
THE INTEGRITY FUNDS
Dated May 1, 2006

Please note the following important information with regard to the Integrity Growth & Income Fund.

I.          Notwithstanding anything to the contrary, Effective February 1, 2007, IPS Advisory, Inc. has been removed as Sub-Adviser for the Integrity Growth & Income Fund.

II.        Effective February 1, 2007, Mr. Robert Loest is an employee of Integrity Money Management, Inc. and will continue his role as Portfolio Manager of the Integrity Growth & Income Fund.  Mr. Loest's biography is already included in the prospectus and SAI as he was the Portfolio Manager of the Integrity Growth & Income Fund under employment with the removed sub-adviser IPS Advisory, Inc.

III.       Mr. Robert Loest is the portfolio manager for the Integrity Growth & Income Fund and is primarily responsible for the day-to-day management of the Fund's portfolio, including credit analysis and the execution of portfolio transactions.  All portfolio management decisions are subject to quarterly review by the Board of Trustees.

IV.       Mr. Loests compensation is based on salary paid every other week.  He is not compensated for client retention.  In addition, Integrity Mutual Funds, Inc., sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program.  The Company matches 100% of contribution up to 3% and 50% for each additional percent contributed up to 5%.  The Company has established an employee stock option program in which it will grant interests in Integrity Mutual Funds Inc., shares to current employees that meet certain eligibility requirements, as a form of long-term incentive.  The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE